Exhibit 10.5(a)


                                      AGREEMENT


                    THIS AGREEMENT, dated as of August 14, 1990 (as amended, modified or supplemented from time to time, this "Agreement"), is by and among J&B Management Company, a New Jersey general partnership ("J&B"), and its affiliates J&B Management Corp., Sulgrave Realty Corporation, and Wilmart Development Corp., each of which is a corporation organized and existing under the laws of the State of New Jersey (hereinafter J&B, J&B Management Corp., Sulgrave Realty Corporation and Wilmart Development Corp. are sometimes referred to collectively as the "Company" or the "Co-Obligors"), and The Bank of New York (the "Bank").

                                W I T N E S S E T H :
                                - - - - - - - - - -

                    WHEREAS, the Company is issuing its Series 1, 12% Debentures due 2000 (the "Debentures") pursuant to the Company's Confidential Private Placement Memorandum dated August 14, 1990, as the same may be from time to time amended (the "Memorandum");

                    WHEREAS, the Company's private placement of the Debentures (the "Offering") will terminate on the earlier of (i) the date on which all the Debentures are sold or (ii) December 31, 1991;

                    WHEREAS, subscribers will purchase Debentures at a closing (the "Initial Closing") to be held when at least $1,000,000 principal amount of Debentures have been sold and, thereafter, from time to time (each, singly, an "Additional Closing," and, collectively, the "Additional Closings"), at the discretion of the Company, on such day or days as may be determined by the Company, as subscriptions are received and accepted (hereinafter the date of the Initial Closing and the date of any Additional Closing are each referred to as a "Closing Date");

                    WHEREAS, the Company desires to deliver to the Bank amounts received by the Company from subscribers for Debentures (each, singly, a "Purchaser," and, collectively, the "Purchasers"), in payment for the Debentures, which amounts shall be released to the Company at the Initial Closing and at each Additional Closing;

                    WHEREAS, each Purchaser shall be entitled to receive, on a monthly basis prior to the Closing Date with respect to that Purchaser's Debentures, distributions representing interest accrued on that Purchaser's subscription payment at a rate of 12% per annum;

                    WHEREAS, the Company desires to establish an interest bearing escrow fund to be called J&B Management Escrow Fund Account No. 186635 (the "Fund") with the Bank;

                    WHEREAS, the Company wishes to grant the Bank, for the benefit of the Bank and the Purchasers, a security interest in and to assign to the Bank certain notes, instruments and documents more fully described below and the Bank is willing to accept such security interest and assignment upon the terms and conditions hereinafter set forth; and

                    WHEREAS, the Company wishes to appoint the Bank as Escrow Agent, Authenticating Agent, Registrar, Paying Agent and Custodian with respect to the Debentures and the above-mentioned notes, instruments and documents and the Bank is willing to accept such appointments upon the terms and conditions hereinafter set forth;

                    NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                    Section 1.  Escrow Agent.
                                ------------

                    Section 1.1.  Appointment.
                                  -----------
                                                The Company hereby appoints
          and designates the Bank as Escrow Agent for the purposes set forth in this Section 1, and the Bank hereby accepts such appointment.

                    Section 1.2.  Escrow.
                                  ------
                                           The Company shall from time to
          time deliver amounts received from Purchasers in payment for the Debentures ("Subscription Payments") to the Bank. The Bank shall deposit the Subscription Payments in the Fund to be established in the Company's name for this purpose by the Bank. Subscription Payments delivered for deposit in the Fund shall be deposited in short term certificates of deposits (including certificates of deposits issued by the Bank), A-1, P-1 commercial paper, interest bearing money market accounts, all as specified by the Company and held in trust for the benefit of the Purchasers. The Bank is not responsible for interest losses, taxes or other charges on investments. All checks delivered to the Bank for deposit in the Fund shall be payable to the order of "J&B Management Company - Escrow Account". Concurrently with such delivery, the Company shall deliver to the Bank a statement of the name, mailing address and tax identification number of each Purchaser whose Subscription Payment is being delivered, and a schedule listing the aggregate Debentures and aggregate cumulative Subscription Payments to date delivered for deposit in the Fund. For the purposes of this Agreement, the Company is authorized to make deposits and give instructions as to investments of deposits and otherwise, as contemplated in this Agreement, to the Bank.

                    Section 1.3.  Interest.
                                  --------
                                             During the period (the "Escrow
          Period") commencing upon the date that any Purchaser's Subscription Payment constitutes Cleared Funds (as defined in
          Section 1.11 hereof) and ending on the day immediately preceding the Closing Date with respect to that Purchaser's Debentures, interest will accrue on that Purchaser's Subscription Payment at a rate of 12% per annum, computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed. Interest shall be payable on the fifteenth day of each month. Four Business Days prior to each such interest payment date, the Bank shall give the Company written notice of the difference between the amount of interest which will be payable on Subscription Payments on such interest payment date and the amount of interest accruing on the Fund's assets which will be available for such payment on such interest payment date. Not later than 11:30 a.m. (New York time) on the second Business Day preceding such interest payment date, the Company shall deposit with the Bank its check in the amount of such difference. On each interest payment date, the Bank shall pay interest which is due and payable to the respective Purchasers by mailing its check in the appropriate amount to each Purchaser by first class mail at the Purchaser's mailing address provided to the Bank pursuant to Section 1.2 hereof. In the event that the Company shall default in its payment obligations to the Bank under this Section 1.3, the Bank shall mail its check in the amount of each Purchaser's pro rata share of interest earned and paid on the Fund's assets as provided in this Section 1.3. For purposes of this Agreement, "Business Day" shall mean any day other than a day on which the Bank is authorized to remain closed in New York City.

                    Section 1.4.  Conditions of Initial Closing and
                                  ---------------------------------
          Additional Closings.
          -------------------
                                Notwithstanding anything to the contrary in this Agreement, it is a condition precedent to the Initial Closing and to each Additional Closing that J&B shall deliver to the Bank Set Aside Purchase Notes in an aggregate principal amount equal to at least twice the principal amount of the Debentures which will be sold at that Initial Closing or Additional Closing, together with each related Consent and Agreement pertaining to that Set Aside Purchase Note, Consent, Assignment and Agreement, Consent and Agreement pertaining to a Contract and the Management Fees thereunder, and related Financing Statements (as such terms are defined in Section 7 hereof), as provided in Section 7 hereof. Upon the scheduling of the Initial Closing and each Additional Closing, the Company shall give written notice thereof to the Bank not less than one
          (1) Business Day prior to the date scheduled for each such closing.

                    Section 1.5.  Cancellation.
                                  ------------
                                                 The Company shall give the
          Bank notice of any Purchaser who cancels his Subscription prior to his Closing Date or whose Subscription Payment was deposited pursuant to Section 1.2 but whose Subscription is rejected, setting forth the name and mailing address of the Purchaser and the amount of the rejected or cancelled subscription. As promptly as practicable thereafter, the Bank shall pay the amount of the cancelled or rejected subscription from the Fund to the Purchaser whose Subscription was cancelled or rejected as directed by the Company. Any interest earned thereon and not theretofore distributed pursuant to Section 1.3 hereof shall be paid to the Purchaser in accordance with Section 1.3 hereof. Payment shall be made by check payable to the Purchaser mailed by the Bank by first class mail directly to the Purchaser at the mailing address of the Purchaser.

                    Section 1.6.  Payment.
                                  -------
                                            The Bank, at the Initial
          Closing and each Additional Closing, upon written instruction from the Company, shall transfer to the Company or to such third party or parties as may be directed by the Company the Cleared Funds then held in the Fund by the Bank. Any interest earned thereon and not theretofore distributed in accordance with
          Section 1.3 hereof shall be paid to the Purchasers in accordance with Section 1.3 hereof.

                    Section 1.7.  Fees and Expenses.
                                  -----------------
                                                      The Bank shall be
          entitled to compensation for its services under this Section 1 in the amount of $5,000 as an administration and acceptance fee, payable upon execution and delivery of this Agreement. The Company shall also pay the Bank $3 for the preparation and execution of each Purchaser's account including the calculation of interest accrued; $1 for the preparation of each Purchaser's 1099 tax form; $25 for each investment transaction in the Fund; $25 for each returned "bounced" check of a Purchaser; and $500 for each Additional Closing, payable within 10 days after the Bank gives the Company notice that any such amounts are due and payable. Notwithstanding anything herein to the contrary, the Bank shall not charge the Company for the issuance of checks or wire transfers to make monthly payments of accrued interest on Subscription Payments. No additional fee will be payable with respect to wire transfers of and unreturned checks for Subscription Payments. In addition, the Company shall reimburse the Bank for its actual out-of-pocket expenses incurred in connection with its obligations pursuant to this Section 1 (including, but not limited to, actual expenses for stationery, postage, telephone, telex, wire transfers, and retention of records, and reasonable fees and expenses of counsel), payable within ten (10) days after the Bank gives notice to the Company that it has incurred such expenses. The obligation to pay such compensation and reimburse such expenses shall be borne solely by the Company. Amounts held in the Fund shall not be available to satisfy this obligation or any other obligation of the Company to the Bank. The Company shall not be obligated to reimburse the Bank for any costs or expenses incurred in connection with the preparation and execution of this Agreement. The provisions of this Section 1.7 shall survive the termination of this Agreement.

                    Section 1.8.  Termination of Offering.
                                  -----------------------
                                                            If the Offering
          should be terminated, the Company shall promptly so advise the Bank in writing, and shall authorize and direct the Bank to return the Subscription Payments to the Purchasers. The Bank thereupon shall return those Subscription Payments to the extent they have not been distributed per Section 1.6 to the Purchasers from whom they were received. Any interest earned on the Subscription Payments and not theretofore distributed pursuant to
          Section 1.3 hereof shall be paid in accordance with Section 1.3 hereof. Upon making such disbursements to the Purchasers and the Company, the Bank shall be relieved of all of its obligations and liabilities under this Agreement.

                    Section 1.9.  Form 1099, etc.
                                  ---------------
                                                   In compliance with the
          Interest and Dividend Tax Compliance Act of 1983, the Company shall request that each Purchaser furnish to the Escrow Agent such Purchaser's taxpayer identification number and a statement certified under penalties of perjury that (a) such taxpayer identification number is true and correct and (b) the Purchaser is not subject to the requirements of such Act providing for withholding of 20% of reportable interest, dividends or other payments.

                    Section 1.10.  Uncollected Funds.
                                   -----------------
                                                       In the event that
          any funds, including Cleared Funds, deposited in the Fund prove uncollectible after the funds represented thereby have been released by the Bank pursuant to this Agreement, the Company shall reimburse the Bank upon request for the face amount of such check or checks; and the Bank shall, upon instruction from the Company, deliver the returned checks or other instruments to the Company. This section shall survive the termination of this Agreement.

                    Section 1.11.  Cleared Funds.
                                   -------------
                                                   For the purpose of this
          agreement, Subscription Payments shall constitute "Cleared Funds" in accordance with the following:

                    (a) if paid by wire transfer, such funds shall constitute Cleared Funds on the date received by the Bank;

                    (b) if paid by check drawn on a New York Clearing House Bank, such funds shall constitute Cleared Funds on the second Business Day following the date received by the Bank; and

                    (c) if paid by check drawn on any bank other than a New York Clearing House Bank, such funds shall constitute Cleared Funds on the third Business Day following the date received by the Bank.

                    Section 2.  Execution.
                                ---------
                                            The Debentures shall be
          executed on behalf of the Company by the manual or facsimile signature of a partner or officer of the Company. All such facsimile signatures shall have the same force and effect as if the partner or officer had manually signed the Debentures. In case any partner or officer of the Company whose signature shall appear on a Debenture shall cease to be such partner or officer before the delivery of such Debenture or the issuance of a new Debenture following a transfer or exchange, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such partner or officer had remained a partner or officer until delivery.

                    Section 3.  Authenticating Agent.
                                --------------------

                    Section 3.1.  Appointment.
                                  -----------
                                                The Company hereby appoints
          and designates the Bank as Authenticating Agent for the purposes set forth in this Section 3, and the Bank hereby accepts such appointment.

                    Section 3.2.  Authentication.
                                  --------------
                                                   Only such Debentures as
          shall have the Certificate of Authentication endorsed thereon in substantially the form set forth in the form of Debenture attached to the Memorandum, duly executed by the manual signature of an authorized signatory of the Bank, shall be entitled to any right or benefit under this Agreement. No Debentures shall be valid or obligatory for any purpose unless and until such Certificate of Authentication shall have been duly executed by the Bank; and such executed certificate upon any such Debenture shall be conclusive evidence that such Debenture has been authenticated and delivered under this Agreement. The Certificate of Authentication on any Debenture shall be deemed to have been executed by the Bank if signed by an authorized signatory of the Bank, but it shall not be necessary that the same person sign the Certificate of Authentication on all of the Debentures.

                    Section 4.  Mutilated, Lost, Stolen or Destroyed
                                ------------------------------------
          Debentures.
          ----------
                       Subject to applicable law, in the event any Debenture is mutilated, lost, stolen or destroyed, the Company may authorize the execution and delivery of a new Debenture of like date, number, maturity and denomination as that mutilated, lost, stolen or destroyed, provided, however, that in the case of any mutilated Debenture, such mutilated Debenture shall first be surrendered to the Company, and in the case of any lost, stolen or destroyed Debenture, there shall be first furnished to the Company and the Bank, evidence of the ownership thereof and of such loss, theft or destruction satisfactory to the Company and the Bank, together with indemnification through a bond of indemnity or otherwise as shall be satisfactory to the Company and the Bank. The Company may charge the Purchaser of such Debenture with any amounts satisfactory to the Company and the Bank permitted by applicable law.

                    Section 5.  Registrar and Transfer Agent.
                                ----------------------------

                    Section 5.1.  Appointment.
                                  -----------
                                                The Company hereby appoints
          and designates the Bank as Registrar and Transfer Agent for the purposes set forth in this Section 5, and the Bank hereby accepts such appointment.

                    Section 5.2.  Registration, Transfer and Exchange of
                                  --------------------------------------
          Debentures.
          ----------
                       The Debentures are issuable only as registered Debentures without coupons in the denominations of $100,000 or any multiple or any fraction thereof at the sole discretion of the Company. Each Debenture shall bear the following restrictive legend: "These securities have not been registered under the Securities Act of 1933, as amended, and may be offered and sold or otherwise transferred only if registered pursuant to the provisions of that Act or if an exemption from registration is available." The Bank shall keep at its principal corporate trust office a register in which the Bank shall provide for the registration and transfer of Debentures. Upon surrender for registration of transfer of any Debenture at such office of the Bank, the Company shall execute, pursuant to Section 2 hereof, and mail by first class mail to the Bank, and the Bank shall authenticate, pursuant to Section 3 hereof, and mail by first class mail to the designated transferee, or transferees, one or more new Debentures in an aggregate principal amount equal to the unpaid principal amount of such surrendered Debenture, registered in the name of the designated transferee or transferees. Every Debenture presented or surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Debenture or his attorney duly authorized in writing. Notwithstanding the pre-ceding, the Debentures may not be transferred without an effective registration statement under the Securities Act of 1933 covering the Debentures or an opinion of counsel to the holder of such Debentures satisfactory to the Company and its counsel that such registration is not necessary under the Securities Act of 1933 (the "Securities Act"). At the option of the owner of any Debenture, such Debenture may be exchanged for other Debentures of any authorized denominations, in an aggregate principal amount equal to the unpaid principal amount of such surrendered Debenture, upon surrender of the Debenture to be exchanged at the principal corporate trust office of the Bank; provided, however, that any exchange for denominations other than $100,000 or an integral multiple thereof shall be at the sole discretion of the Company. Whenever any Debenture is so surrendered for exchange, the Company shall execute, pursuant to Section 2 hereof, and deliver to the Bank, and the Bank shall authenticate, pursuant to
          Section 3 hereof, and mail by first class mail to the designated transferee, or transferees, the Debenture or Debentures which the Debenture owner making the exchange is entitled to receive. Any Debenture or Debentures issued in exchange for any Debenture or upon transfer thereof shall be dated the date to which interest has been paid on such Debenture surrendered for exchange or transfer, and neither gain nor loss of interest shall result from any such exchange or transfer. In addition, each Debenture issued upon such exchange or transfer shall bear the restrictive legend set forth above unless in the opinion of counsel to the Company, such legend is not required to ensure compliance with the Securities Act.

                    Section 5.3.  Owner.
                                  -----
                                          The person in whose name any
          Debenture shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of the principal of or interest on such Debenture shall be made only to or upon the order of the registered owner thereof or his duly authorized legal representative. Such registration may be changed only as provided in this Section 5, and no other notice to the Company or the Bank shall affect the rights or obligations with respect to the transfer of a Debenture or be effective to transfer any Debenture. All payments to the person in whose name any Debenture shall be registered shall be valid and effectual to satisfy and discharge the liability upon such Debenture to the extent of the sum or sums to be paid.

                    Section 5.4.  Transfer Agent.
                                  --------------
                                                   The Bank shall send
          executed, authenticated Debentures to Purchasers on Closing Dates and to subsequent owners and transferees who are entitled to receive Debentures pursuant to the terms of this Agreement, by first class mail.

                    Section 5.5.  Charges.
                                  -------
                                            No service charge shall be made
          for any transfer or exchange of Debentures, but in all cases in which Debentures shall be transferred or exchanged hereunder, the Company or the Bank may collect from the registered owner of a Debenture a charge for every transfer or exchange of Debentures sufficient to reimburse them for any tax, fee or other governmental charge required to be paid with respect to such transfer or exchange, and such charge shall be paid before any such new Debenture shall be delivered.

                    Section 5.6.  Redemption.
                                  ----------
                                               Whenever the Company shall
          be required to effect mandatory redemption of part or all of the Debentures, the Company shall give notice thereof to the Bank at least forty (40) days prior to the date set forth for redemption, the manner in which redemption shall be effected and all the relevant details thereof. The Company shall deliver all redeemed Debentures to the Bank for cancellation of the whole or portion thereof, as appropriate, and issuance of new Debentures in denominations equal to the unredeemed portion.

                    Section 5.7.  Expenses.
                                  --------
                                             As a condition to the transfer
          or exchange of any Debenture, the owner of the Debenture shall reimburse the Company and the Bank for their respective actual out-of-pocket expenses incurred in connection therewith (including, but not limited to, actual expenses for stationery, postage, telephone, telex, wire transfers, and retention of records, and reasonable fees and expenses of their respective counsel). The provisions of this Section 5.7 shall survive the termination of this Agreement.

                    Section 6.  Paying Agent.
                                ------------

                    Section 6.1.  Appointment.
                                  -----------
                                                The Company hereby appoints
          and designates the Bank as Paying Agent for the purposes set forth in this Section 6, and the Bank hereby accepts such appointment.

                    Section 6.2.  Payment Provisions.
                                  ------------------
                                                       The Bank shall pay
          interest on Subscription Payments and principal of and interest on the Debentures to the persons in whose names the Debentures are registered, in accordance with the terms and provisions of this Agreement and the Debentures, by check mailed by first class mail to the registered owner of a Debenture at his address as it appears in the register; provided that not later than 11:30 a.m. (New York time) on the second Business Day preceding each date on which interest on or principal of any Debenture is due and payable, the Company shall deposit with the Bank its check in the amount due.

                    Section 6.3.  Expenses.
                                  --------
                                             The Company shall reimburse
          the Bank for its actual out-of-pocket expenses incurred in connection with its obligations pursuant to this Section 6 (including, but not limited to, actual expenses for stationery, postage, telephone, telex, wire transfers, and retention of records), payable within ten (10) days after the Bank gives notice to the Company that it has incurred such expenses. The obligation to pay such compensation and reimburse such expenses shall be borne solely by the Company. Notwithstanding anything herein to the contrary, the Bank shall not charge the Company any fees for the issuance of checks or wire transfers to make payments of interest on or repayments of principal of the Debentures. The provisions of this Section 6.3 shall survive the termination of this Agreement.

                    Section 7.  The Custodian.
                                -------------

                    Section 7.1.  Appointment.
                                  -----------
                                                The Company hereby appoints
          and designates the Bank as Custodian for the purposes set forth in this Section 7, and the Bank hereby accepts such appointment.

                    Section 7.2.  Set Aside Purchase Notes.
                                  ------------------------

                    (a) J&B is the holder of certain Purchase Notes. Each such Purchase Note has been issued by an Investing Partnership, pursuant to a certain Purchase Agreement. Under the terms of each such Purchase Note and Purchase Agreement, J&B is entitled to assign the Purchase Note and J&B's right to payments of interest thereon and principal amount thereof. Under the terms of the Purchase Agreement, payments of interest due under the Purchase Note may be offset and reduced by payments made under certain Investor Notes issued by the limited partners of the Investing Partnership, which have been pledged to secure obligations owed by J&B to one or more banks. Only that interest ("Excess Interest") under the Purchase Note which is in excess of the amount offset and reduced by payments made to the bank, if any, may be payable to the holder of the Purchase Note.

                    (b) In order to secure the payment of the Bank's fees and expenses under this Section 7 and the payment of principal of and interest on the Debentures, subject to the terms and conditions of Section 7.5 hereof, J&B hereby grants the Bank a security interest in and assigns to the Bank, for the benefit of the Bank and the owners of Debentures from time to time, all of the Purchase Notes, having an aggregate principal amount of $14,080,000, listed in Exhibit A hereto (the "Set Aside Purchase Notes") issued by the Investing Partnerships listed in Exhibit A hereto, and the proceeds thereof. In order to perfect such security interests, J&B shall deliver to the Bank the Set Aside Purchase Notes. Upon receipt of each Purchase Note, the Bank shall execute and deliver to the Company a receipt therefor. Notwithstanding the assignment of the Set Aside Purchase Notes to the Bank, all of the Set Aside Purchase Notes shall be payable directly to the Company until such time as an Event of Default (as defined in Section 7.7 hereof) shall occur and be continuing. Under the terms of the Set Aside Purchase Notes, only that interest thereon which is Excess Interest may be payable to the Bank.

                    (c) J&B shall deliver to the Bank a Consent and Agreement in the form of Exhibit B hereto, executed by each Investing Partnership listed in Exhibit A hereto, under which the Investing Partnership shall (i) consent to J&B's assignment to the Bank of the Investing Partnership's Set Aside Purchase Note,
          (ii) consent to J&B's delivery of the Investing Partnership's Set Aside Purchase Note to the Bank, and (iii) agree that upon receiving the Bank's notice of an Event of Default, the Investing Partnership shall pay all sums due under its Set Aside Purchase Note directly to the Bank. Upon receipt of each such Consent and Agreement, the Bank shall execute and deliver to the Company a receipt therefor.

                    Section 7.3.  Purchased Partnership Interests.
                                  -------------------------------

                    (a) Each Investing Partnership listed in Exhibit A hereto, in order to secure its payment of the principal of and interest on its Set Aside Purchase Note, has entered into a Security Agreement listed in Exhibit A hereto (a "Security Agreement") under which the Investing Partnership has granted a security interest (a "Security Interest") in that Investing Partnership's limited partnership interest listed in Exhibit A hereto (a "Purchased Partnership Interest") in a respective Operating Partnership listed in Exhibit A hereto (an "Operating Partnership").

                    (b) In order to secure the payment of the Bank's fees and expenses under this Section 7 and the payment of principal of and interest on the Debentures, subject to the terms and conditions of Section 7.5 hereof, J&B hereby grants the Bank a security interest in and assigns to the Bank, for the benefit of the Bank and the owners of the Debentures from time to time, all of J&B's rights, title and interest in and to each Security Agreement listed in Exhibit A hereto, each Security Interest in a Purchased Partnership Interest created under any such Security Agreement, each such Purchased Partnership Interest, each distribution due and payable or made from time to time on such Purchased Partnership Interest, and the proceeds thereof. In order to perfect such security interest, J&B shall deliver to the Bank Uniform Commercial Code Financing Statements ("Financing Statements") for filing by the Bank with the such appropriate governmental authorities indicated by J&B to the Bank, and hereby agrees to deliver to the Bank from time to time such additional Financing Statements as must be filed with such appropriate governmental authorities in order to continue the perfection of such security interest. Notwithstanding the assignments of the above mentioned Security Agreements, Security Interests, Purchased Partnership Interests, and due and payable or paid distributions on Purchased Partnership Interests to the Bank, all distributions on such Purchased Partnership Interests shall be payable directly to the respective Investing Partnership if an event of default shall not have occurred and be continuing under that Investing Partnership's Set Aside Purchase Note; or to the Bank for payment to the Company if the Bank shall foreclose on the Security Interest pursuant to Section 7.6(f) hereof, and shall be payable directly to the Bank for the benefit of the Bank and the owners of the Debentures only if the Bank shall foreclose on the Security Interest pursuant to Section 7.6(e) hereof.

                    (c) J&B shall deliver to the Bank a Consent, Assignment and Agreement in the form of Exhibit C hereto, executed by each Investing Partnership and Operating Partnership listed in Exhibit A hereto, under which the Investing Partnership and Operating Partnership shall (i) consent to J&B's assignment to the Bank of the respective Security Agreement, Security Interest, Purchased Partnership Interest, each distribution due and payable or made from time to time on the Purchased Partnership Interest, and the proceeds thereof; (ii) consent to J&B's delivery of the above mentioned Financing Statements and the Bank's filing of the Financing Statements from time to time with the appropriate governmental authorities; (iii) assign to the Bank all distributions which may be due and payable or made from time to time on the Purchased Partnership Interest (subject to the terms and conditions set forth in this Agreement) until all outstanding obligations under the Set Aside Purchase Note which is in default shall have been paid in full (including, without limitation, all costs of collection, reasonable attorney fees and other fees and expenses) and (iv) agree that upon foreclosure of the Security Interest, all distributions on the Purchased Partnership Interest shall be paid directly to the Bank, as the assignee of J&B, regardless of whether the Bank becomes a substituted limited partner in place of the Investing Partnership in the Operating Partnership but subject to the limitations set forth in clause (iii) above. Upon receipt of each such Consent, Assignment and Agreement, the Bank shall execute and deliver to the Company a receipt therefor.

                    Section 7.4.  Management Fees.
                                  ---------------

                    (a) J&B is the managing agent of each Operating Partnership listed in Exhibit A hereto and is entitled under its management contract (a "Contract") with each such Operating Partnership to receive management fees (the "Management Fees").

                    (b) In order to secure the Bank's fees and expenses under this Section 7 and the payment of principal of and interest on the Debentures, subject to the terms and conditions of Section
          7.5 hereof, J&B hereby grants the Bank a security interest in and assigns to the Bank, for the benefit of the Bank and the owners of the Debentures from time to time, all of J&B's rights, title and interest in and to each Contract and all of the Management Fees listed in Exhibit A hereto, and the proceeds thereof. In order to perfect such security interest, J&B shall deliver to the Bank a Financing Statement for filing with the appropriate governmental authority indicated by J&B to the Bank, and hereby agrees to deliver to the Bank from time to time such additional Financing Statements as must be filed with such appropriate governmental authority in order to continue the perfection of such security interest. Notwithstanding the assignments of the above-mentioned Management Fees to the Bank, all such Management Fees shall be payable directly to the Company, until such time as an Event of Default shall occur and be continuing.

                    (c) J&B shall deliver to the Bank a Consent and Agreement in the form of Exhibit D hereto, executed by each Operating Partnership listed in Exhibit A hereto under which the Operating Partnership shall (i) consent to J&B's assignment to the Bank of the Contract and J&B's Management Fees and the proceeds thereof; (ii) consent to J&B's delivery of the above mentioned Financing Statements and to the Bank's filing of the above mentioned Financing Statements from time to time with the appropriate governmental authority; and (iii) agree that upon receiving the Bank's notice of an Event of Default, the Operating Partnership shall pay all Management Fees directly to the Bank. Upon receipt of each such Consent and Agreement, the Bank shall execute and deliver to the Company a receipt therefor.

                    Section 7.5.  Attachment of Security Interests.
                                  --------------------------------

                    Notwithstanding anything to the contrary in this Agreement, each security interest granted by J&B to the Bank under this Section 7 shall become effective and shall attach only upon J&B's delivery to the Bank of the respective Set Aside Purchase Note, and the related Consent and Agreement pertaining to that Set Aside Purchase Note, Consent, Assignment and Agreement, and Consent and Agreement pertaining to a Contract and the Management Fees thereunder. J&B shall be obligated to deliver to the Bank only those Set Aside Purchase Notes selected by J&B in its sole discretion as shall be in an aggregate principal amount equal to at least twice the principal amount of the Debentures which will be sold at the respective Initial Closing or Additional Closing, together with each related Consent and Agreement pertaining to that Set Aside Purchase Note, Consent, Assignment and Agreement, Consent and Agreement pertaining to a Contract and the Management Fees thereunder, and related Financing Statements. At such time as the Company shall send to the Bank the Company's irrevocable notice that there will not be any further Additional Closings, the Company and the Bank shall thereupon acknowledge and append hereto an additional Exhibit E listing the Set Aside Purchase Notes, and the Investing Partnerships, Operating Partnerships, Security Agreements, Contracts and Management Fees relating thereto, in which the Bank will have security interests under this Section 7.

                    Section 7.6.  Duties of the Bank.
                                  ------------------

                    (a) The Bank shall hold the notes, agreements and instruments deposited with it for the purposes of this Agreement and for the benefit of the Bank and of the owners of the Debentures from time to time, shall file the Financing Statements delivered to it from time to time by J&B with the appropriate governmental authorities indicated by J&B to the Bank and shall perform all duties imposed upon it by this Agreement until this Agreement is terminated. The security interests and assignments created by this Agreement and by each Consent, Assignment and Agreement shall automatically terminate when all of the Debentures and all amounts payable to the Bank under this Agreement have been paid in full. Thereupon, the Bank shall return to J&B the Set Aside Purchase Notes deposited with it pursuant to Section 7.2(b) hereof, and shall file with the appropriate governmental authorities indicated by J&B to the Bank Financing Statements delivered by J&B to the Bank recording the termination of the Bank's security interests and assignments granted under this Agreement and each Consent, Assignment and Agreement.

                    (b) Upon the occurrence of an Event of Default, the Bank shall declare the entire outstanding aggregate principal balance of all the Debentures due and immediately payable with accrued interest thereon. In addition, the Bank shall:

                      (i) immediately notify the makers of the Set Aside Purchase Notes that all payments to be made thereafter on the Set Aside Purchase Notes shall be paid directly to the Bank; and

                     (ii) immediately notify the respective Operating Partnerships that all Management Fees payable to J&B from the Operating Partnerships shall be paid directly to the Bank.

                    The Bank shall collect all payments received under the foregoing security interests and assignments and apply them for the benefit of the Bank and of the owners of the Debentures firstly to the payment of all costs of collection, secondly to the payment of the Bank's fees and expenses, thirdly to the payment of all accrued interest (including, without limitation, interest accrued after the date of the Event of Default) and next to the repayment of principal of the Debentures, until all amounts due under the Debentures shall have been paid in full together with all costs of collection, fees and expenses.

                    (c) Upon the occurrence of an Event of Default, the Bank shall be entitled to institute action against the Co-Obligors, jointly or severally, to collect payment under the Debentures without any prior requirement to attempt to collect any funds under the Set Aside Purchase Notes, the related Purchased Partnership Interests or the assigned Management Fees. In the event that the Company shall default on its payment obligations to the Bank under this Agreement, the Bank shall be entitled to institute action against the Co-Obligors, jointly or severally, to collect payment under this Agreement, without any prior requirement to attempt to collect any funds under the Set Aside Purchase Notes, the related Purchased Partnership Interests or the assigned Management Fees.

                    (d) Upon the occurrence of an Event of Default, the Bank, in its discretion, is authorized to, but shall not be required to, proceed in any way legally available to it to liquidate the Set Aside Purchase Notes, the Purchased Partnership Interests (if the Bank shall have foreclosed on such Set Aside Purchase Note pursuant to Section 7.6(e) hereof) and the assignments of Management Fees including, but not limited to, the public or private sale of all or any part thereof upon three (3) days' prior notice to the Co-Obligors, free and clear of any claim, lien, charge or encumbrance including, without limitation, any right of equity of redemption. The Bank shall apply the proceeds of any such sale firstly to the payment of the expenses of the sale, secondly to the payment of the Bank's fees and expenses, thirdly to the payment of accrued interest including accrued interest from and after the Event of Default, and next to the payment of principal of the Debentures. The Bank shall not be liable to any of the Co-Obligors or their affiliates because of any sale or the consequences thereof.

                    (e) While an Event of Default is continuing, if there shall occur or if there shall have occurred and be continuing an event of default under any Set Aside Purchase Note, the Bank shall immediately send written notice of that event of default under that Set Aside Purchase Note to the maker of that Set Aside Purchase Note. If that event of default is continuing after the expiration of the grace period, if any, contained in that Set Aside Purchase Note, the Bank shall immediately foreclose on the Security Interest in the related Purchased Partnership Interest by notifying the general partner of the related Operating Partnership of the foreclosure. The Bank shall send a notice to the Investing Partnership stating that it is retaining the Purchased Partnership Interest in discharge of the defaulted Set Aside Purchase Note pursuant to Section 9-505 of the Uniform Commercial Code and shall request admission as a substituted limited partner in place of the related Investing Partnership in that Operating Partnership, subject to obtaining previous Multi-family Participation Clearance from the United States Department of Housing and Urban Development ("HUD 2530 Clearance") with respect to that Operating Partnership, if required, in satisfaction of that Set Aside Purchase Note (but not of any Debenture); provided, that during any time period pending obtaining HUD 2530 Clearance, if required, or if HUD 2530 Clearance is required for that Operating Partnership but cannot be obtained, or if the Bank may not be admitted as a substituted limited partner in the Operating Partnership for any reason, the Bank shall nevertheless be entitled to receive all distributions from that Operating Partnership as the assignee of J&B and this Agreement shall operate as an assignment of such distributions by the Investing Partnership, subject to the limitations set forth in Section 7.3(c). In addition, while an Event of Default is continuing, if there shall occur or if there shall have occurred and be continuing an event of default under any Set Aside Purchase Note or under any partnership agreement governing the Operating Partnership related to the Purchased Partnership Interest or a failure of payment under the assignment of Management Fees related to that Operating Partnership, the Bank shall be authorized to exercise any and all rights and remedies available to it as the holder of the respective Set Aside Purchase Note, the substituted partner or assignee with respect to the Purchased Partnership Interest in the related Operating Partnership, or the assignee of the assigned Management Fees under the terms of the related governing documents and/or instruments, as well as any other remedy available under law or equity. The Bank shall apply the proceeds of its exercise of the above mentioned rights and remedies firstly to the payment of all costs of collection, secondly to the payment of the Bank's fees and expenses, thirdly to the payment of all accrued interest (including, without limitation, interest accrued after the date of the Event of Default) and next to repayment of principal of the Debentures, until all amounts due under the Debentures shall have been paid in full together with all costs of collection, fees and expenses.

                    (f) If a default on any payment of principal or interest on a Set Aside Purchase Note shall occur while no Event of Default is continuing, then the Company shall immediately give the Bank notice thereof and upon receiving such notice the Bank shall immediately send written notice of that event of default under that Set Aside Purchase Note to the maker of that Set Aside Purchase Note. If that event of default is continuing after the expiration of the grace period, if any, contained in that Set Aside Purchase Note, the Bank shall immediately foreclose on the Security Interest in the related Purchased Partnership Interest by notifying the general partner of the related Operating Partnership of such foreclosure. The Bank shall send a notice to the Investing Partnership stating that it is retaining the Purchased Partnership Interest in discharge of the defaulted Set Aside Purchase Note pursuant to Section 9-505 of the Uniform Commercial Code and shall request admission as a substituted limited partner in place of the related Investing Partnership in that Operating Partnership, subject to obtaining HUD 2530 Clearance, if required, in satisfaction of that Set Aside Purchase Note (but not of any Debenture); provided that during any time period pending obtaining HUD 2530 Clearance, if required, or if HUD 2530 Clearance is required for that Operating Partnership but cannot be obtained, or if the Bank may not be admitted as a substituted limited partner in the Operating Partnership for any reason, the Bank shall be entitled nevertheless to receive all distributions from that Operating Partnership as the assignee of J&B and this Agreement shall operate as an assignment of such distributions by the Investing Partnership, subject to the limitations set forth in Section 7.3(c). The Bank shall pay over to the Company any amounts received from the Operating Partnership unless and until an Event of Default occurs. If and when such Event of Default shall occur, the Bank shall follow the procedures specified in Sections
          7.6 (b)-(e) of this Agreement.

                    (g) The rights and remedies enumerated herein are in addition to and not in lieu of any other right or remedy available to the Bank under law or equity, including, without limitation, rights and remedies available to a secured party under the Uniform Commercial Code; provided, however, that the Bank shall not be entitled to apply the proceeds of the foreclosure of any Set Aside Purchase Note, Purchased Partnership Interest or assigned Management Fees to amounts owing to the Bank under this Agreement unless an Event of Default shall occur and be continuing. The Bank shall be entitled to exercise one or more remedies at the same time, all such rights and remedies being cumulative and not mutually exclusive.

                    (h) The Co-Obligors shall remain jointly and severally liable for any deficiency remaining after the application of proceeds collected by the Bank including, but not limited to, all actual costs and expenses of collection (including, without limitation, reasonable attorneys' fees and expenses). If any funds shall remain in the possession of the Bank after the payment of all amounts due under the Debentures, all such costs of collection thereof and all other actual fees and expenses (including without limitation reasonable attorney's fees and expenses) of the Bank, the Bank shall deliver such remaining funds to the Company. The provisions of this Section 7.6(h) shall survive the termination of this Agreement.

                    Section 7.7.  Events of Default.
                                  -----------------

                    If either of the following events (an "Event of Default") shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                      (i) the Company defaults in the payment of any part of the principal of or interest on any Debenture when the same shall become due and payable, and such default shall have continued for more than 15 days; or

                     (ii) the Company fails to redeem a pro rata portion of the Debentures at the time set for mandatory redemption and such default shall have continued for more than 15 days;

          then, the Bank, by notice to the Company, or the owners of at least 25% of the principal amount of the Debentures, by notice to the Company and to the Bank, may declare the entire principal of and accrued interest on all Debentures to become immediately due and payable at par without presentment, demand, protest or other notice of any kind, all of which are waived by the Company.

                    Section 7.8.  Sale of Set Aside Purchase Notes.
                                  --------------------------------

                    The Company may from time to time while no Event of Default shall have occurred and be continuing arrange the sale of one or more Set Aside Purchase Notes to a third party, subject to the following conditions:

                      (i) The Company shall give prompt notice thereof to the Bank together with all relevant details of the proposed transaction.

                     (ii) As part of the consideration to be paid by the purchaser of each Set Aside Purchase Note to be sold, the purchaser shall pay directly to the Bank cash in the amount equal to 50% of the face amount of principal of that Set Aside Purchase Note plus an amount sufficient to pay accrued interest on the pro rata portion of Debentures to be prepaid pursuant to subparagraph
          (iv) below.

                    (iii) The total consideration to be paid upon sale of a Set Aside Purchase Note shall not be less the 50% of the face amount of principal thereof plus an amount sufficient to pay accrued interest on the pro rata portion of Debentures to be prepaid pursuant to subparagraph (iv) below.

                     (iv)  Upon receipt of cash as provided in subparagraph
          (ii) above, the Bank will apply the proceeds to the pro rata redemption of the Debentures at par plus payment of accrued interest thereon. Thereafter, the Bank shall deliver each Set Aside Purchase Note that is then sold to the purchaser together with an assignment of security interest and security agreement covering the related Purchased Partnership Interest. The Bank shall have no liability whatsoever to the purchaser or any party hereto for its actions pursuant to this Section 7.8.

                    Section 7.9.  Fees and Expenses.
                                  -----------------
                                                      The Bank shall be
          entitled to compensation for its services under this Section 7 in the amount of $2,500 as an administration fee, payable upon execution and delivery of this Agreement; and administrative fees, payable annually in advance, based upon the aggregate principal amount of outstanding Debentures on the anniversary date, in the following amounts:

          $1,000,000 outstanding  . . . . . . . . . . . . . . . . .  $2,000
          $1,000,001 to $2,000,000 outstanding  . . . . . . . . . .  $3,000
          $2,000,001 to $3,000,000 outstanding  . . . . . . . . . .  $4,000
          $3,000,001 to $4,000,000 outstanding  . . . . . . . . . .  $5,000
          $4,000,001 to $5,000,000 outstanding  . . . . . . . . . .  $6,000
          $5,000,001 to $6,000,000 outstanding  . . . . . . . . . .  $7,000
          $6,000,001 to $7,000,000 outstanding  . . . . . . . . . .  $8,000

          The Company shall reimburse the Bank for its actual out-of-pocket expenses incurred in connection with its obligations pursuant to this Section 7 (including, but not limited to, actual expenses for stationery, postage, telephone, telex, wire transfers, retention of records, and the filing of Financing Statements, and reasonable fees and expenses of counsel), payable within ten (10) days after the Bank gives notice to the Company that it incurred such expenses. The obligation to pay such compensation and reimburse such expenses shall be borne solely by the Company.
          The Set Aside Purchase Notes, the related Purchased Partnership Interests and the assigned Management Fees in which the Bank has a security interest will be available to satisfy the Company's payment obligations to the Bank under this Section 7.9 only when an Event of Default has occurred and is continuing. The Company shall not be obligated to reimburse the Bank for any costs or expenses incurred in connection with the preparation and execution of this Agreement. The provisions of this Section 7.9 shall survive the termination of this Agreement.

                    Section 8.  Other Rights and Duties of Bank.
                                -------------------------------

                    (a) The Bank need exercise only those rights and need perform only those duties that are contemplated or specifically set forth in this Agreement and no others.

                    (b) The Bank may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct except that:

                         1. This paragraph does not limit the effect of paragraph (a) of this Section.

                         2. The Bank shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a Notice received by it pursuant to Section 17(b) of the Subscription Agreement.

                    (c) The Bank may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Bank need not investigate any fact or matter stated in the document.

                    (d) Before the Bank acts or refrains from acting, it may require an officer's certificate or an opinion of counsel. The Bank shall not be liable for any action it takes or omits to take in good faith in reliance on the certificate or opinion.

                    (e) The Bank may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                    Section 9.  No Representations.
                                ------------------
                                                     The Bank makes no
          representation as to the validity or adequacy of this Agreement or the Debentures, or any Set Aside Purchase Note, Purchased Partnership Interest or Management Fees in which the Bank has a security interest, or any Financing Statement delivered to it by J&B or the Bank's filing of any such Financing Statement with any governmental authority; it shall not be accountable for the Company's use of the proceeds from the Debentures and it shall not be responsible for any statement in the Memorandum or in the Debentures other than its authentication.

                    Section 10.  Indemnification.
                                 ---------------
                                                   The Company shall
          indemnify, defend and hold the Bank harmless from and against any and all loss, damage, liability, claim and expense, including taxes (other than taxes based on the income of the Bank) incurred by the Bank arising out of or in connection with its acceptance or performance of its obligations under this Agreement, including the legal costs and expenses of defending itself against any claim or liability in connection with its performance under this Agreement. The Bank shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Bank shall cooperate in the defense. The Bank may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Bank through gross negligence or bad faith. The provisions of this Section 10 shall survive the termination of this Agreement.

                    Section 11.  Replacement of Bank.
                                 -------------------

                    (a) A resignation or removal of the Bank and appointment of a successor Bank shall become effective only upon the successor Bank's acceptance of appointment as provided in this Section 11.

                    (b) The Bank may resign by so notifying the Company. The owners of a majority in principal amount of the Debentures outstanding may remove the Bank for any reason by so notifying the Bank and the Company. The Company may remove the Bank if:

                      (i)  the Bank is adjudged a bankrupt or an insolvent;

                     (ii) a receiver or public officer takes charge of the Bank or its property; or

                    (iii)  the Bank becomes incapable of acting.

                    (c) (i) If the Bank resigns or is removed or if a vacancy exists in the office of the Bank for any reason, the Company shall promptly appoint a successor Bank.

                     (ii) If a successor Bank does not take office within 60 days after the retiring Bank gives notice of resignation or action is taken to remove the retiring Bank, the retiring Bank, the Company or the owners of at least 10% in principal amount of the Debentures outstanding may petition any court of competent jurisdiction for the appointment of a successor Bank.

                    (iii) A successor Bank shall deliver a written acceptance of its appointment to the retiring Bank and the Company. Thereupon the resignation or removal of the retiring Bank shall become effective and the successor Bank shall have all the rights, powers and duties of the Bank under this Agreement. The successor Bank shall mail a notice of its succession to Debenture owners. Upon payment to the retiring Bank of all amounts owed to it under this Agreement, the retiring Bank shall promptly transfer all property held by it as Bank to the successor Bank.

                    (d) If the Bank consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Bank.

                    Section 12.  Notices.
                                 -------
                                           All notices and other
          communications pursuant to this Agreement shall be in writing and shall be delivered by hand or sent by registered or certified mail, return receipt requested, or by facsimile, confirmed by writing, delivered by hand or sent by registered or certified mail, return receipt requested, delivered or sent on the date of the facsimile, addressed as follows:

                    (a)  If to the Company:

                         J&B Management Company
                         One Executive Drive
                         Fort Lee, New Jersey  07024
                         Facsimile Number:  201 947-6663
                         Attention:  Bernard M. Rodin

                    With a copy to

                         Reid & Priest
                         40 West 57th Street
                         New York, New York  10019
                         Facsimile Number:  (212) 603-2298
                         Attention:  Michele R. Jawin

                    (b)  If to Debenture owners:

                         At the addresses of the registered owners appearing in the register maintained by the Bank.

                    (c)  If to Bank:

                         The Bank of New York
                         101 Barclay Street
                         New York, New York  10286
                         Facsimile Number:  212 815-5999
                         Attention:  Diane Bligh, Corporate Trust
                                        Trustee Administration

          or at such other address as a party shall have last furnished to the other parties hereto in writing. Any notice provided for herein shall be deemed to have been given on the date of the receipt of the notice by hand delivery or of the facsimile or the third Business Day after the date of mailing, certified mail, return receipt requested.

                    Section 13.  Choice of Law.
                                 -------------
                                                 This Agreement shall be
          governed by the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

                    Section 14.  Prior Agreements; Amendment.
                                 ---------------------------
                                                               This
          Agreement, together with each Consent and Agreement referred to in Section 7 hereof, sets forth the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, contracts, promises, representations, warranties, statements, arrangements and understandings, if any, among the parties hereto or their representatives with respect to the subject matter hereof. No waiver, modification or amendment of any provision, term or condition hereof shall be valid unless in writing and signed by all parties hereto, and any such waiver, modification or amendment shall be valid only to the extent therein set forth.

                    Section 15.  Successors.
                                 ----------
                                              This Agreement shall be
          binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                    Section 16.  Enforceability.
                                 --------------
                                                  Any provision of this
          Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                    Section 17.  Counterparts.
                                 ------------
                                                This Agreement may be
          executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                    Section 18.  Definitions.
                                 -----------
                                               All terms used in this
          Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Memorandum.

                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                             J&B MANAGEMENT COMPANY


                                             By  /s/ John Luciani
                                                 --------------------------
                                                 Title: General Partner

                                             By  /s/ Bernard M. Rodin
                                                 --------------------------
                                                 Title: General Partner

                                             J&B MANAGEMENT CORP.


                                             By  /s/ John Luciani
                                                 --------------------------
                                                 Title: President

                                             By  /s/ Bernard M. Rodin
                                                 --------------------------
                                                 Title: Secretary

                                             SULGRAVE REALTY CORPORATION


                                             By  /s/ John Luciani
                                                 --------------------------
                                                 Title: President

                                             By  /s/ Bernard M. Rodin
                                                 --------------------------
                                                 Title: Secretary

                                             WILMART DEVELOPMENT CORP.


                                             By  /s/ John Luciani
                                                 --------------------------
                                                 Title: President

                                             By  /s/ Bernard M. Rodin
                                                 --------------------------
                                                 Title: Secretary


                                             THE BANK OF NEW YORK


                                             By /s/ Vincent P. McConnell
                                                ------------------------------
                                                Title: Assistant Vice President